                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                          TOP FIVE SECTORS       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      19
             NOTES TO FINANCIAL STATEMENTS      25
     FUND OFFICERS AND IMPORTANT ADDRESSES      33

It is times like these when money-management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION, AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION
DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1998 - June 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 98                                                                           2.10
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1998 - June 30, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2000)

                                        A SHARES   B SHARES   C SHARES
--------------------------------------------------------------------------
Six-month total return based on NAV(1)     7.61%      6.87%      7.01%
--------------------------------------------------------------------------
Six-month total return(2)                  1.37%      1.87%      6.01%
--------------------------------------------------------------------------
One-year total return(2)                   4.67%      5.16%      9.16%
--------------------------------------------------------------------------
Five-year average annual total
return(2)                                 16.18%     16.42%     16.61%
--------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 13.87%        N/A        N/A
--------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 11.48%   15.00%(3)    15.01%
--------------------------------------------------------------------------
Commencement date                       08/03/60   05/01/92   07/06/93
--------------------------------------------------------------------------

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

(3) The total return reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    The medium-grade debt securities in which the Fund may invest are subject to greater market risks and less assurance as to the ability of the issuer to meet principal and interest obligations than higher-rated securities. Debt securities rated in lower categories are considered high-risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well-assured.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS

(as a percentage of long-term investments--June 30, 2000)


1.   UNITED STATES TREASURY
     NOTES                       2.7%
     6.625% coupon, 5/31/02 maturity.

2.   EXXON MOBIL                 2.1%
     Explores for and produces petroleum
     and
     petrochemicals worldwide.

3.   UNITED STATES TREASURY
     NOTES                       2.0%
     6.250% coupon, 10/31/01 maturity.

4.   LABORATORY CORPORATION      1.8%
     Provides clinical laboratory services
     to the medical industry worldwide.

5.   PHARMACIA                   1.6%
     Develops pharmaceuticals, agricul-
     tural products, and consumer goods.

6.   MINNESOTA MINING AND
     MANUFACTURING (3M)          1.6%
     Manufactures industrial and consumer
     goods, including brand-name products
     such as Scotch and Post-It Notes.

7.   TELEFONOS DE MEXICO         1.6%
     Provides telecommunications services
     to residents of Mexico.

8.   EL PASO ENERGY              1.5%
     Supplies natural gas to the United
     States and northern Mexico.

9.   UNITED STATES TREASURY
     BONDS                       1.5%
     8.750% coupon, 8/15/20 maturity.

10.  KONINKLIJKE PHILIPS
     ELECTRONICS                 1.5%
     Makes televisions, audio equipment,
     phones, and other electronic devices.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                       JUNE 30, 2000                    DECEMBER 31, 1999
                                                                       -------------                    -----------------
Finance                                                                     17.7                               14.1
Technology                                                                  17.0                               17.9
Health Care                                                                 12.2                               11.1
Utility                                                                     12.0                               15.8
United States Obligations                                                    8.8                                6.4

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EQUITY INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY JAMES A. GILLIGAN, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE JANUARY 1990 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1985. HE IS JOINED BY PORTFOLIO MANAGERS SCOTT A. CARROLL AND JAMES O. ROEDER. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   Overall, it was an extremely volatile
period for the markets, and investors continued to favor growth over value investing, which has been the case for most of the past six years. (There can be no assurance that growth stocks will continue to be favored over value stocks in the future.)

    The Standard & Poor's 500 Index struggled in the first month of the year as investors took profits off the table, digesting the gains achieved in the fourth quarter of 1999. However, the technology-heavy NASDAQ index started a strong move upward in early February with the S&P 500 following later that month. Both indexes reached all-time highs in March.

    In April, both the S&P 500 and the NASDAQ fell sharply due to concerns about technology stocks' high valuations and the effects of continued interest-rate increases on U.S. corporate earnings. As the reporting period ended in June, both indexes had recovered from their lows but were still significantly below their highs. Mixed signals about the strength of the economy have left investors unsure about the outlook for corporate profits, which has tempered their willingness to assign high valuations to most sectors.

    In the early part of the year, technology stocks continued to dominate all other sectors. When technology started to weaken in April and May, there was renewed enthusiasm for more stable areas such as consumer durables (including food and soft drink companies), and health-care stocks. Energy stocks, for the most part, also performed well in the wake of accelerating energy prices.

    Although it was a difficult market in which to find attractively valued stocks, the fund profited from some well-positioned holdings that boosted its return during the reporting period. As a result, for the six-month period ended June 30, 2000, the fund achieved a total return of 7.61 percent (Class A shares at net asset value; if the maximum sales charge of 5.75 percent were included, the return would have been lower). As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Standard & Poor's 500 Index lost 0.42 percent, and the Russell 1000 Value Index, which more closely resembles the composition of the fund, lost 4.23 percent for the same period. Of course, past performance is no guarantee of future results. The S&P 500 Index is an unmanaged, broad-based index that measures the performance of 500 stocks from 83 industrial groups and reflects the general performance of the stock market, and the Russell 1000 Value Index is an unmanaged index that reflects the general performance of value stocks. These indexes are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   WHAT WAS YOUR STRATEGY
    FOR MANAGING THE FUND IN THIS ENVIRONMENT?

A   As always, we continued to look for
attractively valued companies that we believe have a catalyst to drive their stock prices higher. Late in the period, we favored natural gas and energy service stocks due to rising energy prices. As a result, we added a number of oil service stocks to the portfolio to capture the upside potential of the increased spending that we predict from oil companies in coming years. The addition of Schlumberger, Transocean, and Halliburton all contributed to the fund's performance.

    At the same time, we monitored the portfolio for stocks that no longer met our value criteria. During the reporting period, we decreased the fund's position in technology stocks due to our concerns about their high valuations relative to the rest of the market. Holdings in Texas Instruments, Motorola, Nortel, and Alcatel were all reduced or eliminated.

Q   YOU MENTIONED RECENT STRENGTH
    AMONG HEALTH-CARE AND CONSUMER NONDURABLE STOCKS EARLIER. HOW DID THOSE SECTORS FACTOR INTO THE FUND'S PERFORMANCE?

A   The fund was well-positioned in
health care. Two of the fund's better performers were Laboratory Corporation of America and Alza. Laboratory Corporation of America, which provides independent clinical testing to medical professionals, benefited from the company's ongoing margin improvement. Alza, a specialty pharmaceutical company, went up on the strength of an incontinence drug and an active drug pipeline. Schering Plough also performed well for the fund. We added Schering to the portfolio after its share price weakened amid concerns about the slowing growth of its largest product. Other health-care positions that contributed to the fund's performance were American Home Products and Pharmacia, both large pharmaceutical companies with strong product pipelines.

    In the consumer durables area, the fund's position in beverage and bottling companies boosted performance. The fund's holding in Pepsi Bottling appreciated as the company reported strong earnings and offered the potential for higher growth rates.

Q   WHERE ELSE DID YOU SEARCH
    FOR VALUE?

A   We liked energy stocks. In fact,
other top contributors to the fund's performance during the reporting period were Coastal and El Paso Energy, two gas utilities that have announced a merger. Coastal's stock price fell in January after the merger was announced, at which time we increased the fund's stake in Coastal in order to acquire its stock at a low price. Both stocks appreciated dramatically as the market began to reward energy stocks, particularly those with heavy exposure to natural gas. We started selling Coastal stock in April to lock in this price appreciation but continued to hold El Paso, the surviving company of the merger, because we liked its long-term prospects.

    We added to our position in the financial sector late in the reporting period. We believe that the Fed's rate hikes are near an end and that investors will again become attracted to financial stocks. One of the largest additions to the portfolio during the reporting period was PaineWebber. We think it has an extremely attractive and thriving franchise that could be of takeover interest to other firms in the consolidating brokerage industry. The fund's positions in John Hancock and MetLife, both former mutual insurance companies that have converted to public ownership, also did well.

    Of course, not all of the stocks in the fund performed as favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHAT WERE SOME OF THE
DISAPPOINTMENTS IN THE PORTFOLIO?

A   The single biggest disappointment
was Electronic Data Systems (EDS), the largest independent computer management and services company in the United States. At the end of the reporting period, EDS announced that its earnings would not meet Wall Street analysts' expectations, and its stock price fell on the heels of this announcement. The fund continued to hold EDS because we see a trend toward increased data outsourcing on the part of corporate America, and we believe EDS is well-positioned to capitalize on that trend.

    We were also disappointed by the performance of Motorola, whose stock performed poorly when the company was unable to realize expected profitability in its cellular phone business. We sold a portion of the fund's position in Motorola at the end of the first quarter and the remainder by the end of June.

    The stock of Federated, a department store chain, also didn't meet our expectations. Retail stocks in general have weakened as consumer spending has slowed as a result of the Fed's rate hikes, but the fund continues to hold Federated because we believe it is a solid business with future performance potential.

Q   WHAT IS YOUR OUTLOOK FOR THE
    FUND AND THE MARKET?

A   We are more confident in our
outlook since the market's April correction. Valuations have fallen to what we believe are more reasonable levels, particularly in the technology sector, and it does not appear that the economy will slow enough to significantly influence earnings. Interest rates appear to have stabilized, and we believe the Fed is almost done with its rate hikes. We would expect that money that has been waiting on the sidelines will return to the market as earnings growth continues and investors see signs that the worst is behind them with respect to interest-rate hikes.

    As we have previously noted, the financial sector is an area that we expect to benefit from lower rates going forward, and we have positioned the fund according to that expectation. In addition, we expect to increase the fund's exposure to technology as valuations in this sector have become more reasonable and earnings growth is still strong relative to the rest of the market.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CONVERTIBLE SECURITY: A security that can be exchanged for common stock at the option of the security holder for a specified price or rate. Examples include convertible bonds and convertible preferred stock.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

STANDARD & POOR'S 500 INDEX: A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks from 83 industrial groups. The index, which tracks industrial, transportation, financial, and utility stocks, to name a few, provides a guide to the overall health of the U.S. stock market.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON AND PREFERRED STOCKS  67.5%
CONSUMER DISTRIBUTION  0.9%
Federated Department Stores, Inc. (a).....................     484,400   $   16,348,500
Mckesson Financing Trust--Convertible Preferred...........     200,000        7,175,000
                                                                         --------------
                                                                             23,523,500
                                                                         --------------
CONSUMER NON-DURABLES  4.0%
Anheuser-Busch Cos., Inc. ................................     250,700       18,724,156
Colgate-Palmolive Co. ....................................     321,760       19,265,380
Pepsi Bottling Group, Inc. ...............................     847,800       24,745,163
PepsiCo, Inc. ............................................     517,600       23,000,850
Ralston-Ralston Purina Group..............................     446,720        8,906,480
Whitman Corp..............................................     526,200        6,511,725
                                                                         --------------
                                                                            101,153,754
                                                                         --------------
CONSUMER SERVICES  2.6%
Aon Corp. ................................................     318,000        9,877,875
Equifax, Inc. ............................................     393,000       10,316,250
H & R Block, Inc. ........................................     400,100       12,953,238
News Corp.--Exchange Trust, 144A--Convertible Preferred
(a) (b)...................................................      83,000       15,168,250
Sinclair Broadcast Group--Convertible Preferred...........     392,200       12,158,200
USA Networks, Inc. (a)....................................     258,000        5,579,250
                                                                         --------------
                                                                             66,053,063
                                                                         --------------
ENERGY  5.9%
Burlington Resources, Inc. ...............................     564,000       21,573,000
Coastal Corp. ............................................     259,000       15,766,625
Dynegy, Inc., Class A.....................................     388,300       26,525,744
El Paso Energy Corp. .....................................     704,500       35,885,468
Halliburton Co. ..........................................     400,000       18,875,000
Texaco, Inc. .............................................     582,400       31,012,800
                                                                         --------------
                                                                            149,638,637
                                                                         --------------
FINANCE  14.4%
Allstate Corp. ...........................................     324,000        7,209,000
American Express Co. .....................................     307,000       16,002,375
American General Corp. ...................................     235,600       14,371,600
AXA Financial, Inc. ......................................     731,000       24,854,000
Bank of America Corp. ....................................     643,900       27,687,700
Bank of Tokyo-Mitsubishi, Ltd.--ADR (Japan)...............   1,225,800       14,862,825
Chase Manhattan Corp. ....................................     187,000        8,613,688
Chubb Corp. ..............................................     228,000       14,022,000
Citigroup, Inc. ..........................................     272,165       16,397,941

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
FINANCE (CONTINUED)
Fannie Mae................................................     381,000   $   19,883,437
FleetBoston Financial Corp. ..............................     539,000       18,326,000
Franklin Resources, Inc. .................................     496,000       15,066,000
Jefferson-Pilot Corp. ....................................     185,700       10,480,444
John Hancock Financial Services (a).......................     716,000       16,960,250
Lincoln National Corp.....................................     414,000       14,955,750
Marsh & McLennan Cos., Inc. ..............................     249,200       26,025,825
Metlife Capital Trust I--Convertible Preferred (a)........     225,000       15,567,187
Metlife, Inc. (a).........................................   1,212,000       25,527,750
Paine Webber Group, Inc. .................................     471,500       21,453,250
PNC Bank Corp. ...........................................     411,000       19,265,625
Washington Mutual, Inc. ..................................     458,000       13,224,750
WBK Trust, STRYPES--Convertible Preferred.................     201,000        6,633,000
                                                                         --------------
                                                                            367,390,397
                                                                         --------------
HEALTHCARE  8.0%
American Home Products Corp. .............................     361,000       21,208,750
Aventis, SA, Warrants--ADR (France) (a)...................     248,000        2,356,000
Baxter International, Inc. ...............................     288,000       20,250,000
Beckman Coulter, Inc. ....................................     246,600       14,395,275
Caremark Rx Capital Trust, 144A--Convertible Preferred (a)
  (b).....................................................     150,000        7,987,500
HCA-The Healthcare Corp. .................................     783,800       23,807,925
Laboratory Corp., Ser A--Convertible Preferred............     313,000       43,898,250
MedPartners, Inc., TAPS--Convertible Preferred (a)........     867,000        7,748,813
Pharmacia Corp. ..........................................     754,136       38,979,404
Schering-Plough Corp......................................     449,000       22,674,500
                                                                         --------------
                                                                            203,306,417
                                                                         --------------
PRODUCER MANUFACTURING  4.7%
Honeywell International, Inc. ............................     230,500        7,764,969
Ingersol Rand Co. ........................................     535,060       21,536,165
Koninklijke Philips Electronics NV--ADR (Netherlands).....     738,536       35,080,460
Lexmark International Group, Inc., Class A (a)............     260,000       17,485,000
Minnesota Mining & Manufacturing Co. .....................     470,100       38,783,250
                                                                         --------------
                                                                            120,649,844
                                                                         --------------
RAW MATERIALS/PROCESSING INDUSTRIES  6.5%
Exxon Mobil Corp. ........................................     632,773       49,672,680
Fresenius National Med Care, Inc., Class D--Preferred
  (a).....................................................      12,000              348
Imperial Chemical Industries PLC--ADR (United Kingdom)
  (a).....................................................     293,000        9,028,063
International Paper Co. ..................................      89,400        2,665,238
Monsanto Co., ACES--Convertible Preferred.................     501,000       22,670,250
Pall Corp. ...............................................     634,200       11,732,700
Rohm & Haas Co. ..........................................     284,000        9,798,000
Schlumberger Ltd. ........................................     216,000       16,119,000
Sealed Air Corp., Ser A--Convertible Preferred............     250,000       12,656,250

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
Sherwin-Williams Co. .....................................     564,000   $   11,949,750
Transocean Sedco Forex, Inc. .............................     359,297       19,199,933
                                                                         --------------
                                                                            165,492,212
                                                                         --------------
TECHNOLOGY  12.9%
3Com Corp. (a)............................................     176,000       10,142,000
Adobe Systems, Inc. ......................................     110,400       14,352,000
Alcatel SA--ADR (France)..................................     213,900       14,224,350
Altera Corp. (a)..........................................     125,000       12,742,187
America Online, Inc. (a)..................................     154,000        8,123,500
BMC Software, Inc. (a)....................................     320,500       11,693,242
Boeing Co. ...............................................     396,800       16,591,200
Cadence Design Systems, Inc. (a)..........................     611,200       12,453,200
Cisco Systems, Inc. (a)...................................     131,800        8,377,538
Compaq Computer Corp. ....................................     653,000       16,692,312
Dell Computer Corp. (a)...................................     284,000       14,004,750
Electronic Data Systems Corp. ............................     509,100       21,000,375
Electronics for Imaging, Inc. (a).........................     532,100       13,468,781
EMC Corp. (a).............................................     123,000        9,463,313
Hewlett-Packard Co. ......................................     132,000       16,483,500
Intel Corp. ..............................................      66,800        8,930,325
Lucent Technologies, Inc. ................................     199,000       11,790,750
Nippon Telegraph & Telephone Corp.--ADR (Japan)...........     329,600       22,536,400
Nortel Networks Corp. ....................................     332,600       22,699,950
Oracle Corp. (a)..........................................     207,200       17,417,750
Raytheon Co., Class B.....................................     673,400       12,962,950
SunGard Data Systems, Inc. (a)............................     555,100       17,208,100
Texas Instruments, Inc. ..................................     132,480        9,099,720
VERITAS Software Corp. (a)................................      62,400        7,052,175
                                                                         --------------
                                                                            329,510,368
                                                                         --------------
UTILITIES  7.6%
BellSouth Corp. ..........................................     225,200        9,599,150
DQE, Inc. ................................................     202,000        7,979,000
GTE Corp. (Acquired by Verizon Communications
as of 07/03/00)...........................................     469,600       29,232,600
Niagara Mohawk Holdings, Inc. (a).........................   1,582,400       22,054,700
Northeast Utilities.......................................   1,574,959       34,255,358
NSTAR.....................................................     694,400       28,253,400
PECO Energy Co. ..........................................     270,400       10,900,500
Reliant Energy, Inc. .....................................     429,000       12,682,313
SBC Communications, Inc. .................................     426,300       18,437,475
Sprint Corp. .............................................     382,450       19,504,950
Verizon Communications....................................      12,000          616,470
                                                                         --------------
                                                                            193,515,916
                                                                         --------------

TOTAL COMMON AND PREFERRED STOCKS  67.5%..............................    1,720,234,108
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          CORPORATE OBLIGATIONS  9.8%
          CONSUMER DISTRIBUTION  0.2%
$5,000    DaimlerChrysler North America Holding..... 8.000%   06/15/10   $    5,094,830
                                                                         --------------

          CONSUMER DURABLES  0.5%
10,000    Ford Motor Credit Co. .................... 6.700    07/16/04        9,663,260
 3,000    General Motors Corp. ..................... 7.000    06/15/03        2,982,552
                                                                         --------------
                                                                             12,645,812
                                                                         --------------
          CONSUMER NON-DURABLES  0.2%
 5,000    Coca-Cola Enterprises, Inc. .............. 7.125    09/30/09        4,841,150
                                                                         --------------

          CONSUMER SERVICES  1.5%
10,000    Clear Channel Communications.............. 6.625    06/15/08        9,265,650
10,000    Cox Communications, Inc. ................. 7.250    11/15/15        9,491,660
 5,000    Liberty Media Corp. ...................... 8.250    02/01/30        4,603,250
 5,000    News America, Inc. ....................... 7.625    11/30/28        4,478,210
 5,000    Viacom, Inc. ............................. 7.750    06/01/05        5,050,000
 5,000    Walt Disney Co. .......................... 7.300    02/08/05        5,007,390
                                                                         --------------
                                                                             37,896,160
                                                                         --------------
          ENERGY  0.6%
 5,000    Enron Corp. .............................. 8.375    05/23/05        5,160,195
 5,500    Texas Eastern Transmission Corp. ......... 8.250    10/15/04        5,702,141
 3,500    USX-Marathon Group........................ 6.650    02/01/06        3,329,081
 2,000    Western Atlas, Inc. ...................... 7.875    06/15/04        2,045,366
                                                                         --------------
                                                                             16,236,783
                                                                         --------------
          FINANCE  1.9%
 5,000    American Re Corp., Ser B.................. 7.450    12/15/26        4,588,905
 4,599    APP Finance VII Mauritius Ltd.
          (Mauritius)............................... 3.500    04/30/03        3,380,265
 5,000    Avalonbay Communities, Inc. .............. 7.500    08/01/09        4,759,490
 5,000    Countrywide Funding Corp. ................ 8.250    07/15/02        5,041,310
 5,000    Finova Capital Corp. ..................... 7.625    09/21/09        4,179,445
 5,000    Fleet Boston Financial Corp. ............. 6.875    01/15/28        4,274,415
 2,000    General Electric Capital Corp. ........... 8.900    09/15/04        2,122,714
 5,000    IBM Credit Corp. ......................... 6.450    11/12/02        4,916,950
 5,000    Lehman Brothers, Inc. .................... 7.125    07/15/02        4,949,105
 5,000    Paine Webber Group, Inc. ................. 6.375    05/15/04        4,723,920
 5,000    Washington Mutual Capital I............... 8.375    06/01/27        4,462,035
                                                                         --------------
                                                                             47,398,554
                                                                         --------------
          PRODUCER MANUFACTURING  0.2%
 1,500    Reliance Electric Co. .................... 6.800    04/15/03        1,494,797
 6,000    USA Waste Services, Inc. ................. 7.000    07/15/28        4,648,608
                                                                         --------------
                                                                              6,143,405
                                                                         --------------
          RAW MATERIALS/PROCESSING INDUSTRIES  1.4%
 5,000    Conoco, Inc. ............................. 6.950    04/15/29        4,570,225
 5,000    Crown Cork & Seal Finance PLC............. 7.000    12/15/06        4,276,410

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
$5,000    Crown Cork & Seal, Inc. .................. 8.375%   01/15/05   $    4,786,530
 5,000    Georgia Pacific Corp. .................... 9.500    05/15/22        5,019,650
10,000    ICI North America, Inc. .................. 8.875    11/15/06       10,555,920
 5,000    Rohm & Haas Co. .......................... 7.850    07/15/29        5,068,880
                                                                         --------------
                                                                             34,277,615
                                                                         --------------
          RETAIL  0.3%
 4,500    Kroger Co. ............................... 7.250    06/01/09        4,254,876
 4,000    May Department Stores Co. ................ 8.375    08/01/24        4,056,672
                                                                         --------------
                                                                              8,311,548
                                                                         --------------
          TECHNOLOGY  0.4%
10,000    Raytheon Co. ............................. 6.750    08/15/07        9,302,540
 2,000    Sun Microsystems, Inc. ................... 7.000    08/15/02        1,989,990
                                                                         --------------
                                                                             11,292,530
                                                                         --------------
          TRANSPORTATION  0.4%
 5,000    CSX Corp. ................................ 8.625    05/15/22        5,012,420
 5,000    Delta Air Lines, Inc. .................... 6.650    03/15/04        4,664,555
                                                                         --------------
                                                                              9,676,975
                                                                         --------------
          UTILITIES  2.2%
 5,000    360 Communications Co. ................... 7.125    03/01/03        4,974,610
10,000    Century Telephone Enterprises, Inc., Ser
          F......................................... 6.300    01/15/08        8,869,110
 5,000    Commonwealth Edison Co. .................. 8.000    05/15/08        5,075,700
 4,500    Edison International, Inc................. 6.875    09/15/04        4,375,701
 5,000    Illinois Power Co. ....................... 7.500    06/15/09        4,884,380
 5,000    Niagara Mohawk Power Corp., Ser G......... 7.750    10/01/08        4,881,610
 5,000    Public Service Co. of Colorado, Ser A..... 6.875    07/15/09        4,695,905
20,000    Sprint Capital Corp. ..................... 6.900    05/01/19       17,796,320
                                                                         --------------
                                                                             55,553,336
                                                                         --------------
TOTAL CORPORATE OBLIGATIONS  9.8%.....................................      249,368,698
                                                                         --------------
          CONVERTIBLE CORPORATE OBLIGATIONS  8.5%
          CONSUMER SERVICES  0.5%
11,979    Juniper Networks, Inc. (Convertible into
          73,062 common shares)..................... 4.750    03/15/07       13,102,031
                                                                         --------------

          FINANCE  0.4%
13,401    APP Finance VII Mauritius, 144A
          (Convertible into 780,120 common shares)
          (Mauritius) (b)........................... 3.500    04/30/03        9,916,740
                                                                         --------------

          HEALTHCARE  3.5%
38,500    Alza Corp., LYON (Convertible into 500,000
          common shares)............................   *      07/14/14       30,703,750
20,000    Dura Pharmaceuticals, Inc. (Convertible
          into 394,984 common shares)............... 3.500    07/15/02       16,762,500

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          HEALTHCARE (CONTINUED)
$20,000   Omnicare, Inc. (Convertible into 505,060
          common shares)............................ 5.000%   12/01/07   $   13,900,000
43,500    Roche Holdings, Inc., LYON, 144A
          (Convertible into 210,753 common
          shares) (b)...............................   *      04/20/10       22,891,875
 6,670    Roche Holdings, Inc., LYON, 144A
          (Convertible into 28,858 common
          shares) (b)...............................   *      01/19/15        5,977,987
                                                                         --------------
                                                                             90,236,112
                                                                         --------------
          TECHNOLOGY  2.6%
 4,413    Bea Systems, Inc., 144A (Convertible into
          127,359 common shares) (b)................ 4.000    12/15/06        6,969,319
22,000    DSC Communications Corp. (Convertible into
          360,584 Alcatel SA common shares)......... 7.000    08/01/04       25,135,000
12,000    Hewlett Packard Co., LYON (Convertible
          into 90,540 common shares)................   *      10/14/17       11,340,000
24,000    Hewlett Packard Co., LYON, 144A
          (Convertible into 181,080 common shares)
          (b).......................................   *      10/14/17       22,680,000
                                                                         --------------
                                                                             66,124,319
                                                                         --------------
          UTILITIES  1.5%
28,000    Telefonos de Mexico, SA (Convertible into
          589,960 common shares) (Mexico)........... 4.250    06/15/04       37,555,000
                                                                         --------------
TOTAL CONVERTIBLE CORPORATE OBLIGATIONS  8.5%.........................      216,934,202
                                                                         --------------

          UNITED STATES OBLIGATIONS  8.3%
 5,000    United States Treasury Notes.............. 5.750    04/30/03        4,922,050
 4,250    United States Treasury Notes.............. 5.875    11/30/01        4,218,168
23,000    United States Treasury Notes (c).......... 5.875    02/15/04       22,690,949
 4,000    United States Treasury Notes.............. 6.000    08/15/04        3,963,752
 4,000    United States Treasury Bonds.............. 6.125    08/15/29        4,042,600
48,000    United States Treasury Notes (c).......... 6.250    10/31/01       47,850,000
22,000    United States Treasury Notes.............. 6.250    02/15/07       22,027,500
65,000    United States Treasury Notes.............. 6.625    05/31/02       65,264,095
 1,500    United States Treasury Notes.............. 6.625    05/15/07        1,532,865
27,500    United States Treasury Bonds.............. 8.750    08/15/20       35,285,937
                                                                         --------------
TOTAL UNITED STATES OBLIGATIONS.......................................      211,797,916
                                                                         --------------
TOTAL LONG-TERM INVESTMENTS  94.1%
  (Cost $2,087,311,054)...............................................    2,398,334,924
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                                  VALUE
SHORT-TERM INVESTMENTS  4.1%
COMMERCIAL PAPER  2.0%
General Electric Capital Corp. ($50,000,000 par, yielding 4.568%,
07/03/00 maturity)....................................................   $   49,980,972
                                                                         --------------

REPURCHASE AGREEMENT  1.7%
State Street Bank & Trust Co. ($44,336,000 par, collateralized by U.S.
Government obligations in a pooled cash account, dated 06/30/00, to be
sold on 07/03/00 at $44,359,831)......................................       44,336,000
                                                                         --------------

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  0.4%
Federal National Mortgage Association Discount Notes ($10,000,000 par,
yielding 6.701%, 12/14/00) (c)........................................        9,701,200
                                                                         --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $104,018,172).................................................   $  104,018,172
                                                                         --------------

TOTAL INVESTMENTS  98.2%
  (Cost $2,191,329,226)...............................................    2,502,353,096

FOREIGN CURRENCY  0.0%
  (Cost $14,172)......................................................           14,526

OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%...........................       44,852,741
                                                                         --------------

NET ASSETS 100.0%.....................................................   $2,547,220,363
                                                                         ==============

 * Zero coupon bond

(a) Non-income producing security as this security currently does not declare dividends or pay interest.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Assets segregated as collateral for open futures transactions.

ACES--Automatically Convertible Equity Securities
ADR--American Depositary Receipt
LYON--Liquid Yield Option Note
STRYPES--Structured Yield Product Exchangeable for Stock, traded in shares
TAPS--Threshold Appreciation Price Securities

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $2,191,329,226).....................  $2,502,353,096
Foreign Currency (Cost $14,172).............................          14,526
Cash........................................................          34,071
Receivables:
  Fund Shares Sold..........................................      28,391,015
  Investments Sold..........................................      22,950,738
  Interest..................................................       9,314,711
  Dividends.................................................       1,434,707
  Variation Margin on Futures...............................         239,875
Other.......................................................         105,966
                                                              --------------
    Total Assets............................................   2,564,838,705
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       9,335,452
  Fund Shares Repurchased...................................       4,942,413
  Distributor and Affiliates................................       1,860,597
  Investment Advisory Fee...................................         760,430
  Capital Gain Distributions................................         391,491
Trustees' Deferred Compensation and Retirement Plans........         272,956
Accrued Expenses............................................          55,003
                                                              --------------
    Total Liabilities.......................................      17,618,342
                                                              --------------
NET ASSETS..................................................  $2,547,220,363
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,112,850,458
Net Unrealized Appreciation.................................     310,317,864
Accumulated Net Realized Gain...............................     120,108,356
Accumulated Undistributed Net Investment Income.............       3,943,685
                                                              --------------
NET ASSETS..................................................  $2,547,220,363
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,272,302,125 and 160,492,440 shares of
    beneficial interest issued and outstanding).............  $         7.93
    Maximum sales charge (5.75%* of offering price).........             .48
                                                              --------------
    Maximum offering price to public........................  $         8.41
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,136,757,401 and 145,015,688 shares of
    beneficial interest issued and outstanding).............  $         7.84
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $138,160,837 and 17,597,741 shares of
    beneficial interest issued and outstanding).............  $         7.85
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 23,523,506
Dividends (net of foreign withholding taxes of $87,633).....    15,960,908
                                                              ------------
    Total Income............................................    39,484,414
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,394,722, $5,647,157 and $627,716,
  respectively).............................................     7,669,595
Investment Advisory Fee.....................................     4,382,283
Shareholder Services........................................     1,815,999
Trustees' Fees and Related Expenses.........................        63,924
Custody.....................................................        50,613
Legal.......................................................        40,889
Other.......................................................       565,382
                                                              ------------
    Total Expenses..........................................    14,588,685
    Less Credits Earned on Overnight Cash Balances..........         1,073
                                                              ------------
    Net Expenses............................................    14,587,612
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 24,896,802
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $129,034,746
  Futures...................................................     1,920,606
  Foreign Currency Transactions.............................       (64,999)
                                                              ------------
Net Realized Gain...........................................   130,890,353
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   300,292,488
                                                              ------------
  End of the Period:
  Investments...............................................   311,023,870
  Futures...................................................      (706,360)
  Foreign Currency Translation..............................           354
                                                              ------------
                                                               310,317,864
                                                              ------------
Net Unrealized Appreciation During the Period...............    10,025,376
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $140,915,729
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $165,812,531
                                                              ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended June 30, 2000 and the Year Ended
December 31, 1999 (Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 2000      DECEMBER 31, 1999
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................  $   24,896,802      $    44,020,603
Net Realized Gain.................................     130,890,353          241,662,054
Net Unrealized Appreciation/Depreciation During
  the Period......................................      10,025,376          (77,977,281)
                                                    --------------      ---------------
Change in Net Assets from Operations..............     165,812,531          207,705,376
                                                    --------------      ---------------

Distributions from Net Investment Income:
  Class A Shares..................................     (12,557,131)         (21,806,216)
  Class B Shares..................................      (9,598,302)         (19,796,994)
  Class C Shares..................................        (947,400)          (1,792,995)
                                                    --------------      ---------------
                                                       (23,102,833)         (43,396,205)
                                                    --------------      ---------------

Distributions from Net Realized Gain:
  Class A Shares..................................     (27,992,428)         (95,603,166)
  Class B Shares..................................     (28,363,272)        (104,683,398)
  Class C Shares..................................      (3,121,291)         (10,744,825)
                                                    --------------      ---------------
                                                       (59,476,991)        (211,031,389)
                                                    --------------      ---------------
Total Distributions...............................     (82,579,824)        (254,427,594)
                                                    --------------      ---------------

NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES...........................      83,232,707          (46,722,218)
                                                    --------------      ---------------

FROM CAPITAL TRANSACTIONS
Proceeds from Shares Sold.........................     488,620,138        1,758,232,318
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................      73,411,702          224,331,373
Cost of Shares Repurchased........................    (435,673,682)      (1,642,853,668)
                                                    --------------      ---------------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS............................     126,358,158          339,710,023
                                                    --------------      ---------------
TOTAL INCREASE IN NET ASSETS......................     209,590,865          292,987,805
NET ASSETS:
Beginning of the Period...........................   2,337,629,498        2,044,641,693
                                                    --------------      ---------------
End of the Period (Including accumulated
  undistributed net investment income of
  $3,943,685 and $2,149,716 respectively).........  $2,547,220,363      $ 2,337,629,498
                                                    ==============      ===============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED            YEAR ENDED DECEMBER 31,
          CLASS A SHARES             JUNE 30,    -----------------------------------
                                       2000        1999      1998     1997     1996
                                    ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................   $   7.65    $   7.82   $ 7.24   $ 6.74   $ 6.31
                                     --------    --------   ------   ------   ------
  Net Investment Income...........       0.10        0.18     0.17     0.15     0.16
  Net Realized and Unrealized
    Gain..........................       0.47        0.57     1.03     1.44     0.79
                                     --------    --------   ------   ------   ------
Total from Investment
  Operations......................       0.57        0.75     1.20     1.59     0.95
                                     --------    --------   ------   ------   ------
Less:
  Distributions from and in Excess
    of Net Investment Income......       0.09        0.18     0.17     0.17     0.15
  Distributions from Net
    Realized Gain.................       0.20        0.74     0.45     0.92     0.37
                                     --------    --------   ------   ------   ------
Total Distributions...............       0.29        0.92     0.62     1.09     0.52
                                     --------    --------   ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD..........................   $   7.93    $   7.65   $ 7.82   $ 7.24   $ 6.74
                                     ========    ========   ======   ======   ======

Total Return (a)..................      7.61%**     9.95%   16.99%   24.13%   15.55%
Net Assets at End of the Period
  (In millions)...................   $1,272.3    $1,068.5   $808.5   $638.1   $471.8
Ratio of Expenses to Average Net
  Assets (b)......................       .82%        .82%     .85%     .86%     .97%
Ratio of Net Investment Income to
  Average Net Assets (b)..........      2.47%       2.43%    2.31%    2.09%    2.50%
Portfolio Turnover................        34%**       81%      61%      86%      99%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

** Non-Annualized

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX MONTHS
                                       ENDED            YEAR ENDED DECEMBER 31,
          CLASS B SHARES              JUNE 30,    ------------------------------------
                                        2000        1999      1998      1997     1996
                                     -------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $   7.58    $   7.77   $  7.20   $ 6.71   $ 6.30
                                      --------    --------   -------   ------   ------
  Net Investment Income............       0.07        0.13      0.12     0.10     0.11
  Net Realized and Unrealized
    Gain...........................       0.45        0.56      1.02     1.42     0.78
                                      --------    --------   -------   ------   ------
Total from Investment Operations...       0.52        0.69      1.14     1.52     0.89
                                      --------    --------   -------   ------   ------
Less:
  Distributions from and in Excess
    of Net Investment Income.......       0.06        0.13      0.12     0.11     0.11
  Distributions from Net
    Realized Gain..................       0.20        0.75      0.45     0.92     0.37
                                      --------    --------   -------   ------   ------
Total Distributions................       0.26        0.88      0.57     1.03     0.48
                                      --------    --------   -------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $   7.84    $   7.58   $  7.77   $ 7.20   $ 6.71
                                      ========    ========   =======   ======   ======

Total Return (a)...................      6.87%**     9.19%    16.17%   23.23%   14.56%
Net Assets at End of the Period (In
  millions)........................   $1,136.8    $1,148.9   $1,140.0  $908.7   $633.3
Ratio of Expenses to Average
  Net Assets (b)...................      1.58%       1.58%     1.62%    1.64%    1.74%
Ratio of Net Investment Income to
  Average Net Assets (b)...........      1.71%       1.67%     1.55%    1.32%    1.74%
Portfolio Turnover.................        34%**       81%       61%      86%      99%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

** Non-Annualized

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX MONTHS
                                       ENDED           YEAR ENDED DECEMBER 31,
          CLASS C SHARES              JUNE 30,    ---------------------------------
                                        2000       1999     1998     1997     1996
                                     ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................    $ 7.58     $ 7.77   $ 7.20   $ 6.71   $ 6.30
                                       ------     ------   ------   ------   ------
  Net Investment Income............      0.07       0.13     0.12     0.10     0.11
  Net Realized and Unrealized
    Gain...........................      0.46       0.55     1.02     1.42     0.78
                                       ------     ------   ------   ------   ------
Total from Investment Operations...      0.53       0.68     1.14     1.52     0.89
                                       ------     ------   ------   ------   ------
Less:
  Distributions from and in Excess
    of Net Investment Income.......      0.06       0.13     0.12     0.11     0.11
  Distributions from Net
    Realized Gain..................      0.20       0.74     0.45     0.92     0.37
                                       ------     ------   ------   ------   ------
Total Distributions................      0.26       0.87     0.57     1.03     0.48
                                       ------     ------   ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD...........................    $ 7.85     $ 7.58   $ 7.77   $ 7.20   $ 6.71
                                       ======     ======   ======   ======   ======

Total Return (a)...................     7.01%**    9.19%   16.17%   23.23%   14.56%
Net Assets at End of the Period (In
  millions)........................    $138.2     $120.2   $ 96.1   $ 75.8   $ 55.2
Ratio of Expenses to Average Net
  Assets (b).......................     1.58%      1.58%    1.62%    1.64%    1.74%
Ratio of Net Investment Income to
  Average Net Assets (b)...........     1.71%      1.67%    1.55%    1.32%    1.73%
Portfolio Turnover.................       34%**      81%      61%      86%      99%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

** Non-Annualized

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Equity Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek the highest possible income consistent with safety of principal by investing primarily in income-producing equity instruments and other debt securities issued by a wide group of companies in many different industries. The Fund commenced investment operations on August 3, 1960. The distribution of the Fund's Class B and Class C Shares commenced on May 1, 1992 and July 6, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are accreted over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses for tax purposes relating to wash sale transactions.

    At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $2,194,807,058, the aggregate gross unrealized appreciation is $402,699,116 and the aggregate gross unrealized depreciation is $95,167,250, resulting in net unrealized appreciation on long- and short-term investments of $307,531,866.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

F. FOREIGN CURRENCY TRANSLATION The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Standard Time. The cost of securities is determined using historical exchange rates. Income and expenses are translated at prevailing exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

G. EXPENSE REDUCTIONS During the six months ended June 30, 2000, the Fund's custody fee was reduced by $1,073 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................     .50 of 1%
Next $100 million...........................................     .45 of 1%
Next $100 million...........................................     .40 of 1%
Over $350 million...........................................     .35 of 1%

    For the six months ended June 30, 2000, the Fund recognized expenses of approximately $40,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 2000, the Fund recognized expenses of approximately $58,700 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2000, the Fund recognized expenses of approximately $1,403,700. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 2000, capital aggregated $1,067,694,436, $925,865,491 and
$119,290,531 for Classes A, B, and C, respectively. For the six months ended June 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A..............................................    37,165,890    $ 289,804,609
  Class B..............................................    22,122,816      170,731,403
  Class C..............................................     3,626,502       28,084,126
                                                         ------------    -------------
Total Sales............................................    62,915,208    $ 488,620,138
                                                         ============    =============
Dividend Reinvestment:
  Class A..............................................     4,593,207    $  36,066,961
  Class B..............................................     4,367,857       33,897,305
  Class C..............................................       443,622        3,447,436
                                                         ------------    -------------
Total Dividend Reinvestment............................     9,404,686    $  73,411,702
                                                         ============    =============
Repurchases:
  Class A..............................................   (21,003,703)   $(163,081,947)
  Class B..............................................   (33,088,830)    (254,599,233)
  Class C..............................................    (2,339,185)     (17,992,502)
                                                         ------------    -------------
Total Repurchases......................................   (56,431,718)   $(435,673,682)
                                                         ============    =============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

    At December 31, 1999, capital aggregated $904,904,813, $975,836,016 and
$105,751,471 for Classes A, B, and C, respectively. For the year ended December 31, 1999, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A............................................   184,426,601    $ 1,454,879,523
  Class B............................................    33,847,881        264,613,375
  Class C............................................     4,962,745         38,739,420
                                                       ------------    ---------------
Total Sales..........................................   223,237,227    $ 1,758,232,318
                                                       ============    ===============
Dividend Reinvestment:
  Class A............................................    13,293,568    $   100,260,988
  Class B............................................    15,199,440        113,479,642
  Class C............................................     1,419,166         10,590,743
                                                       ------------    ---------------
Total Dividend Reinvestment..........................    29,912,174    $   224,331,373
                                                       ============    ===============
  Class A............................................  (161,372,353)   $(1,274,308,351)
  Class B............................................   (44,226,967)      (345,951,749)
  Class C............................................    (2,892,930)       (22,593,568)
                                                       ------------    ---------------
Total Repurchases....................................  (208,492,250)   $(1,642,853,668)
                                                       ============    ===============

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended June 30, 2000 and the year ended December 31, 1999, 13,034,722 and 16,169,173 Class B Shares automatically converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended June 30, 2000 and the year ended December 31, 1999, no Class C Shares converted to Class A Shares. The CDSC will be imposed on most redemptions made within five years of the purchase for

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                             CONTINGENT DEFERRED SALES
                                                             CHARGE AS A PERCENTAGE OF
                                                                   DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended June 30, 2000, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $461,700 and CDSC on redeemed shares of approximately $1,074,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $930,540,303 and $758,564,259, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

A. OPTION CONTRACTS An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities. During the six months ended June 30, 2000, the Fund did not invest in option contracts.

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended June 30, 2000, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 1999............................       155
Futures Opened..............................................       565
Futures Closed..............................................      (625)
                                                                  ----
Outstanding at June 30, 2000................................        95
                                                                  ====

    The futures contracts outstanding at June 30, 2000, and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
Long Contracts--Sep 2000 S&P 500 Index Futures (Current
  Notional Value of $367,025 per contract)..................     95          $(706,360)
                                                                 ==          =========

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended and a service

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 2000, are payments retained by Van Kampen of approximately $4,538,100.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund did not borrow against the credit facility during the period.

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN EQUITY INCOME FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)
ERNST & YOUNG LLP
233 South Wacker Drive

Chicago, Illinois 60606

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors.

     PricewaterhouseCoopers LLP has ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's Investment Adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data. After December 31, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.